Corporate Presentation June 21, 2017

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: our ability to obtain additional capital to fund our operations; FDA allowance to treat pediatric patients in the Phase 2 portion of our Phase 1/2 clinical trial of FCX-007; uncertainties relating to the initiation, enrollment and completion of clinical trials and whether the results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; our ability to maintain our collaborations with Intrexon; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K which is available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Proprietary autologous fibroblast cell capabilities + Ex vivo genetic modification of patients’ own fibroblast cells FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Localized Scleroderma Arthritis and related conditions 3 Fibrocell at a Glance Personalized medical breakthroughs for diseases of the skin and connective tissue • Three patients dosed; human clinical data expected in 3Q17  Orphan Drug Designation  Rare Pediatric Disease Designation  Fast Track Designation • Proof-of-concept completed January 2016; IND filing expected in 4Q17 • Next step: Conduct GLP biodistribution/toxicology study  Orphan Drug Designation  Rare Pediatric Disease Designation • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy Portfolio being developed in collaboration with

Autologous fibroblasts harvested from patients • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns because the donor is the patient • Established manufacturing process and regulatory pathway for autologous fibroblasts Lentiviral vector gene transfer • 3rd generation and self- inactivating for additional safety • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex vivo gene modified cells • Confirmation vector copy number and protein expression levels prior to dosing • Live virus is not administered directly into patients 4 Our Autologous Fibroblast Gene Therapy Platform Delivery Vehicle Vector Ex vivo Modification

Personalized Biologics Approach 5

Development Pipeline 6 Personalized Biologic Condition Research Pre-Clinical Development Human Clinical Trials FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Localized Scleroderma Research Program Arthritis Human data expected 3Q17 IND filing expected 4Q17

FCX-007 Providing Hope for RDEB Patients 7 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene • Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 • Local injection to the papillary dermis Estimated that 30-50% of normal COL7 expression could provide significant improvement1 • Parents of RDEB patients are heterozygous carriers of mutated COL7A1; therefore, they only produce about 50% of normal COL7 levels, yet present no indications of RDEB

About RDEB

FIBROCELL


NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Dermal-Epidermal Junction
Laminin 5/332
Collagen I/III
Anchoring Fibrils–Collagen VII
Fibroblasts
BLISTER

© 2015 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB suffers do not live past their 30's[2]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[3] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[4] • **RDEB** ~1,100 – 2,500 US[5]

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Functional COL7 Expression Confirmation

FIBROCELL

Culture supernatant evaluated for *in vitro* COL7 expression

- ELISA assay indicates virus dose-dependent protein expression
- Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7
- Must be trimeric to be functional

COL7 Formation



Trimeric Form
(900kDa)
Antiparallel
Anchoring fibril
NC-1
Triple helix
NC-2
NC-2 propeptide
Processing and lateral association of dimers
Dimerization
α1(VII)

Reference: Bruckner-Tuderman Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? *Molecular Therapy* (2008) 17 1, 6–7.

***In vitro* studies show FCX-007 results in expression of COL7 in functional trimeric form**



Trimeric COL7
(900kDa)
RDEB+ Control
FCX-007-01
FCX-007-02
Purified COL7

COL7 IP
Immunoprecipitation (IP)/Western Blot

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Detection of COL7 Expression by Immunofluorescence (Magnification 20x)

FIBROCELL

In Vitro Expression



FCX-007 Replicate 1
FCX-007 Replicate 2
NHDF
RDEB+

- *In vitro* COL7 expression noted from FCX-007 replicates (red)
- FCX-007 expresses higher levels of COL7 than normal human dermal fibroblasts (NHDF) as depicted by a brighter signal
- No expression of COL7 in RDEB-positive fibroblasts

*In Vivo Expression**



FCX-007
← COL7 expression at BMZ only 17 days after injection of FCX-007
NHDF
RDEB+

- RDEB xenograft on immunodeficient mouse sampled 17 days post-FCX-007 treatment
- COL7 detected at the basement membrane zone (BMZ; refer to arrow) and underlying dermis (green)
- NHDF expresses COL7 normally resulting in mature anchoring fibrils at the BMZ as depicted by a brighter signal (green)
- No expression of COL7 in RDEB-positive fibroblasts

*Images courtesy of Peter Marinkovich, MD laboratory, Stanford University

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FCX-007 Phase 1/2 Clinical Trial Design

FIBROCELL

Title	A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB)
Objectives	**Primary** 1) To evaluate the safety of FCX-007 **Secondary** 1) To evaluate mechanism of action of FCX-007 at weeks 4, 12, 25, 52 and unscheduled visits through the evaluation of skin biopsies for COL7 expression and the presence of anchoring fibrils 2) To evaluate the efficacy of FCX-007 through an intra-patient paired analysis of target wound area at weeks 4, 12, 25, 52 and unscheduled visits, comparing FCX-007 treated wounds to untreated wounds in Phase 1 and to wounds administered sterile saline in Phase 2 through the evaluation of digital imaging of wounds
Number of Patients	Twelve patients consisting of six adults in the Phase 1 portion of the trial and, subject to FDA allowance, six pediatrics in the Phase 2 portion of the trial
Status	Actively recruiting adult patients in Phase 1 portion of trial; three patients dosed.

Path to Phase 2:


Phase 1: 1st patient dosed Feb. 2017
• DSMB reviewed 4-week post-administration safety data May 2017
Phase 1: Dose additional adult patients
• Continue follow-up at 4- and 12-weeks
• Respond to FDA with benefit and safety data in adults and toxicology study
Phase 2 Pediatrics

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FCX-013 Development Progressing 12 • Product profile  Autologous fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down excess collagen  Target protein known to breakdown collagens  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • RTS® has previous human clinical trial experience • Proof-of-concept animal study data demonstrated protein expression, reduced thickness of fibrotic tissue • Scale-up manufacturing in process • Received FDA orphan drug designation for treatment of localized scleroderma •Next step: Conduct GLP toxicology/biodistribution study • IND filing expected 4Q17

RheoSwitch® Control

FIBROCELL

- **FCX-013 employs Intrexon's RheoSwitch Therapeutic System® (RTS®)**
  - The RTS® biologic switch is activated by an orally-administered activator ligand (AL) that provides the ability to control level and timing of protein expression
- **Enhances the safety profile of FCX-013 by providing control over the expression of the protein**
- ***In vitro* studies support RTS® control over FCX-013 protein expression:**
  - Significant increase in expression of the target protein in the presence of the AL
  - In the absence of the AL, the expression is reduced to normal cellular production of the target protein
  - Cells transduced with RTS® and off-target gene construct (RTS-GFP) and non-transduced fibroblasts (mock) express normal cellular production levels



FCX-013 RTS® Control
Target Protein Concentration
no AL
+ AL
RTS-GFP Control
FCX-013
Mock Control

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Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis and scars
- Focus on moderate to severe subtypes, including linear
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments only address symptoms:

- Systemic or topical corticosteroids
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[6] comprised of different sub-types
  - ~90,000 patients are considered severe[7]
  - ~40,000 patients exhibit joint pain[8]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Proof-of-Concept Study 15 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

Research Program for Arthritis 16 • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint, including arthritis

Milestones and Financials 17 Milestones Anticipated Timing FCX-007 1st Adult Patient Dosed February 2017 FCX-007 DSMB Recommendation May 2017 FCX-007 Phase 1/2 Trial First human clinical data 3Q17 FCX-013 IND Filing 4Q17 Financials • Cash = $18.2 million at March 31, 2017 • Closed public offering with certain of Fibrocell’s existing investors for sale of $8.0 million of its Series A Convertible Preferred Stock and accompanying warrants on March 8, 2017 • Current cash estimated to fund operations into 2Q18

References 1 Fritsch A., et. al. A hypomorphic mouse model of dystrophic epidermolysis bullosa reveals mechanism of disease and response to fibroblast therapy. J Clin Invest.2008; 118:1669–1679. 2 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 3 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 07/20/15. 4 DEBRA International. What is EB Infographic: http://www.debra-international.org/epidermolysis-bullosa.html.; accessed 10/06/2014. 5 Petrof G., et. al. Fibroblast cell therapy enhances initial healing in recessive dystrophic epidermolysis bullosa wounds: results of a randomised, vehicle-controlled trial. Brit J Dermatol. 2013 Nov;169(5):1025-33. 6 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 7Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 8 The Scleroderma Foundation. “Localized Scleroderma” brochure, pages 4, 6-7: http://www.scleroderma.org/site/DocServer/Loaclized.pdf?docID=317; accessed 06/15/2017. 18